Exhibit 10.15

AMENDMENT TO CONSULTING AGREEMENT

THIS AMENDMENT TO CONSULTING AGREEMENT ("Agreement") is made and entered into this 28th day of January 2002, by and between ST. CHARLES COMMUNITY, LLC (the "Company") and Thomas J. Shafer (the "Consultant").

WHEREAS, the Company and the Consultant entered into the original Consulting Agreement ("Original Agreement) on the 1st day of January 1998.

WHEREAS, Section II entitled "Compensation" of said Original Agreement is hereby amended to provide as follows:

The Consultant will be paid $4,000 per month for these services, payable semi-monthly, effective January 1, 2002.

WHEREAS, all other terms and conditions shall remain as stated in the Original Agreement.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first set forth above.

WITNESS	ST. CHARLES COMMUNITY, LLC

/s/ Cynthia L. Hedrick	/s/ Edwin L. Kelly
Its: Chairman
Date: February 5, 2002

/s/ Cynthia L. Hedrick	/s/ Thomas J. Shafer
Thomas J. Shafer
Date: February 5, 2002